SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 16, 2003



                                HUMBOLDT BANCORP
             (Exact name of registrant as specified in its charter)


   California                      0-27784                       93-1175446
   ----------                      -------                       ----------
  (State or other               (Commission                   (I.R.S. Employer
  jurisdiction of               File Number)                 Identification No.)
  incorporation or
   organization)




                        2998 Douglas Boulevard, Suite 330
                               Roseville, CA 95661
                                  916.677.1133
          (Address and telephone number of principal executive offices)

Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Notice of Blackout Period.

Item 9. Regulation FD Disclosure

     Humboldt Bancorp ("Humboldt") has advised participants in the Humboldt Bancorp 401(k) and Stock Bonus Plan ("Plan") that there will be a blackout period beginning on June 19, 2003 and ending on July 10, 2003. The blackout period will commence on June 19, 2003 and end on July 10, 2003.

     On May 15, 2003, Humboldt sent a notice to its executive officers and directors informing them of the blackout period with respect to trading Humboldt common stock. A copy of the notice is attached as Exhibit 99.1, but is not filed but considered furnished pursuant to Regulation FD. The notice of the blackout period under this Item 9 is being furnished to meet the requirements of Item 11 of Form 8-K.

     SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 16, 2003                                  HUMBOLDT BANCORP,
                                                     a California Corporation


                                                     /s/  Patrick J. Rusnak
                                                     ---------------------------
                                                     Patrick J. Rusnak
                                                     Chief Financial Officer


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